Exhibit 4

JOINT FILING AGREEMENT

Pursuant to and in accordance with the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations thereunder, each party agrees to the joint filing, on behalf of each of them, of any filing required by such party under Section 13 or Section 16 of the Exchange Act of any rule or regulation thereunder (including any amendment, restatement, supplement and/or exhibit thereto) with the Securities and Exchange Commission (and, if such security is registered on a national securities exchange, also with the exchange), and further agrees to the filing, furnishing and/or incorporation by reference of this agreement as an exhibit thereto. The agreement shall remain in full force and effect until revoked by either party hereto in a signed writing provided to each other party hereto, and then only with respect to such revoking party.

IN WITNESS WHEREOF, each party hereto, being duly authorized, has caused this agreement to be executed and effective as of the date written below.

Dated: November 30, 2018

John C. Goff		Goff Capital, Inc.

By:	/s/ John C. Goff
		By:	/s/ John C. Goff
John C. Goff, President

Goff REN Holdings, LLC		GFS REN GP, LLC
	By: its Manager, GFS REN GP, LLC		By: its Managing Member, GFS Management, LLC
By: its Managing Member, Goff Focused Strategies, LLC
By:	/s/ John C. Goff
John C. Goff, Chief Executive Officer

Goff MCEP Holdings, LLC		By:	/s/ John C. Goff
	By: its Manager, Goff Capital, Inc.		John C. Goff, Chief Executive Officer

GFS MCEP GP, LLC
By:	/s/ John C. Goff		By: its Managing Member, GFS Management, LLC
John C. Goff, President
By: its Managing Member, Goff Focused Strategies, LLC
Goff MCEP II, LP
By: its General Partner, GFS MCEP GP, LLC

		By:	/s/ John C. Goff
By:	/s/ John C. Goff		John C. Goff, Chief Executive Officer
John C. Goff, Chief Executive Officer
GFS Energy GP, LLC
Goff Focused Energy Strategies, LP			By: its Managing Member, GFS Management, LLC
By: its General Partner, GFS Energy GP, LLC
By: its Managing Member, Goff Focused Strategies, LLC

By:	/s/ John C. Goff
John C. Goff, Chief Executive Officer
		By:	/s/ John C. Goff
John C. Goff, Chief Executive Officer

GFS Management, LLC
By: its managing member, Goff Focused Strategies, LLC

By:	/s/ John C. Goff
John C. Goff, Chief Executive Officer

Goff Focused Strategies, LLC

By:	/s/ John C. Goff
John C. Goff, Chief Executive Officer

GFT Strategies, LLC
By: its controlling equity holder, John C. Goff 2010 Family Trust

By:	/s/ John C. Goff
John C. Goff, Trustee

John C. Goff 2010 Family Trust

By:	/s/ John C. Goff
John C. Goff, Trustee